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                                                                   Exhibit 10.35

                   AMENDMENT AGREEMENT NO. 7 TO SECOND AMENDED
                          AND RESTATED CREDIT AGREEMENT

         This AMENDMENT AGREEMENT NO. 7 (this "Amendment"), dated as of March 9, 2000, by and among SIGNAL TECHNOLOGY CORPORATION, a Delaware corporation ("STC"), SIGNAL TECHNOLOGY SALES CORP., a United States Virgin Islands corporation ("Sales" and, together with STC, the "Companies"), and FLEET NATIONAL BANK, a national banking association formerly known as BankBoston, N.A and as The First National Bank of Boston (the "Bank"), amends the Second Amended and Restated Credit Agreement dated as of September 30, 1993, as amended (as the same may be further amended, modified, or supplemented from time to time the "Credit Agreement"), by and among the Companies and the Bank. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in the Credit Agreement.

         WHEREAS, the Companies have requested that the Bank agree to certain amendments to the Credit Agreement; and

         WHEREAS, subject to the terms and provisions hereof, the Bank is willing to so amend the Credit Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         Section 1. AMENDMENT TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

                  (a) The definition of the term "Bank" is hereby amended to read as follows:

                  "BANK - Fleet National Bank, a national banking association."

                  (b) AMENDMENT OF SECTION 2.1. Section 2.1 of the Credit Agreement is hereby amended effective as of February 22, 2000 to read in its entirety as follows:

                  "ss.2.1 COMMITMENT TO LEND. Subject to the terms and conditions hereinafter set forth, the Bank agrees to lend to the Companies, on a joint and several basis, during the period commencing on the Effective date and ending on the Revolving Credit Maturity Date, upon notice by the Companies pursuant to ss.2.4 from time to time an amount (a "Revolving Credit Loan", or if more than one, "Revolving Credit Loans") equal to the aggregate principal amount of the Revolving Credit Loan requested by the Companies in such notice, for working capital and general corporate purposes as permitted pursuant to the provisions of this Agreement, PROVIDED that in no event shall the sum of (a) the aggregate


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         outstanding principal balance of all Revolving Credit Loans (after giving effect to all amounts requested), plus (b) the aggregate Maximum Drawing Amount of Letters of Credit outstanding (collectively the "Total Credit Extended"), exceed at any one time the Revolving Credit Commitment Amount."

                  (c) AMENDMENT OF SECTION 11.4. Section 11.4(g) of the Credit Agreement is hereby amended effective as of February 22, 2000 to read in its entirety as follows:

                  "(g) [Omitted]; and"

                  (d) AMENDMENT OF SECTION 12.7. Section 12.7 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "ss.12.7 NET WORTH. Permit at any time Consolidated Tangible Net Worth to be less than the amount equal to the sum of $23,000,000 plus, on a cumulative basis, 50% of positive Consolidated Net Income for each fiscal quarter ending after December 31, 1999 (without deduction for any fiscal quarter in which Consolidated Net Income is negative)."

         Section 2. REPRESENTATIONS AND WARRANTIES. The Companies hereby represent and warrant to the Bank as follows:


                  (a) REPRESENTATIONS AND WARRANTIES IN CREDIT AGREEMENT. Except as specified in writing by the Companies to the Bank with respect to the subject matter of this Amendment prior to the execution and delivery hereof by the Bank and the Companies, the representations and warranties of the Companies contained in the Credit Agreement were true and correct in all material respects when made and continued to be true and correct in all material respects on the date hereof, except, in each case to the extent of changes resulting from transactions contemplated or permitted by the Loan Documents and this Amendment, and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

                  (b) AUTHORITY, NO CONFLICTS, ENFORCEABILITY OF OBLIGATIONS, ETC. Each of the Companies hereby confirms that the representations and warranties of the Companies contained in Sections 8.1 and 8.3 of the Credit Agreement are true and correct on and as of the date hereof as if made on the date hereof, treating this Amendment, the Credit Agreement as amended hereby, and the other Loan Documents as amended hereby, as "Loan Documents" for the purposes of making said representations and warranties.

         Section 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the delivery to the Bank by (or on behalf of) each of the Companies, as the case


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may be, contemporaneously with the execution hereof, of the following, in form and substance satisfactory to the Bank:

                  (a) this Amendment signed by each of the Companies and the Bank; and

                  (b) any other confirmatory or corporate authority document or instrument the Bank may reasonably request.

         Section 4. WAIVER OF NONCOMPLIANCE WITH COVENANTS. The Bank hereby waives the Companies' noncompliance with Section 12.7 of the Credit Agreement (as in effect immediately prior to giving effect to this Amendment) for the period ended December 31, 1999.

         Section 5. MISCELLANEOUS PROVISIONS. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Each of the Companies confirms and agrees that the joint and several Obligations of the Companies to the Bank, as amended and supplemented hereby, are entitled to the benefits of the Loan Documents. The parties hereto hereby acknowledge and agree that all references to the Credit Agreement and the Obligations thereunder contained in any of the Loan Documents shall be references to the Credit Agreement and the Obligations as amended hereby and as the same may be amended, modified, supplemented, or restated from time to time. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. The Companies hereby jointly and severally confirm their obligations to pay promptly upon request all reasonable out-of-pocket costs and expenses incurred or sustained by the Bank in connection with this Amendment, including the reasonable fees and expenses of Sullivan & Worcester LLP.

         Section 6. GOVERNING LAW. This Amendment shall be construed according to and governed by the internal laws of The Commonwealth of Massachusetts without reference to principles of conflicts of law.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized.

                          SIGNAL TECHNOLOGY CORPORATION


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         SIGNAL TECHNOLOGY SALES CORP.


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         FLEET NATIONAL BANK


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title: